SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 19, 2000

                             COMMISSION FILE NUMBER:



Delaware                     USA Biomass Corporation                  33-0329559
(State or other             (Exact name of registrant           (I.R.S. Employer
jurisdiction of            as specified in its charter)      Identification No.)
incorporation or
organization)

7314 Scout Avenue, Bell Gardens, California                                90201
(Address of principal executive offices)                              (Zip Code)

                                 (562) 928-9900
              (Registrant's telephone number, including area code)

      AMCOR Capital Corporation, 52300 Enterprise Way, Coachella, CA 92236
          (Former name or former address, if changed since last report)


                              Thomas E. Stepp, Jr.
                              Stepp & Beauchamp LLP
                           1301 Dove Street, Suite 460
                         Newport Beach, California 92660
                                 (949) 660-9700
                            Facsimile: (949) 660-9010

                                   Page 1 of 4
                      Index to Exhibits specified on Page 4

ITEM 5. OTHER EVENTS

The following condensed pro forma balance sheet of USA Biomass Corporation, a Delaware corporation, (the "Company") at February 29, 2000 has been prepared to exhibit the Company's compliance with the NASDQ net tangible equity requirement for continued listing on the NASDQ small cap quotation service.

This balance sheet reflects on a pro forma basis the Company's sale on March 1, 2000 of 3,000 shares of its Series Convertible Preferred stock for net proceeds of $2,834,000. The Company paid dividends of $409,000 on its Series A Convertible Preferred stock out of the proceeds of the sale of the Series C
Convertible Preferred shares. This dividend has also been recorded as a pro forma adjustment, as if the transactions had occurred on February 29, 2000.

                             USA Biomass Corporation

                        Condensed Pro Forma Balance Sheet
                                February 29, 2000
                                   (Unaudited)
--------------------------------------------------------------------------------


Assets
         Total current assets                           $  6,480,000
         Non-current assets                                8,009,000
                                                        ------------

                  Total assets                          $ 14,489,000
                                                        ------------


Liabilities and Shareholders' Equity
Liabilities:
         Total current liabilities                      $  5,471,000
         Non-current liabilities                           5,906,000
                                                        ------------

                  Total Liabilities                     $ 11,377,000
                                                        ------------


Shareholders' Equity:
         Series A Convertible Preferred Stock           $      7,000
         Series C Convertible Preferred Stock                  3,000
         Common Stock                                         20,000
         Additional paid-in capital                       28,494,000
         Receivable for common stock                        (103,000)
         Treasury Stock                                     (118,000)
         Deficit                                         (25,191,000)
                                                        ------------

                  Total Shareholders' Equity            $  3,112,000
                                                        ------------

Total Liabilities and Shareholders' Equity              $ 14,489,000
                                                        ------------


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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         USA BIOMASS CORPORATION


DATED: April 20, 2000            By: /s/ Fred H. Behrens
                                         ---------------------------------------
                                         Fred H. Behrens,
                                         Chief Executive Officer and Chairman of
                                         the Board of Directors

INDEX TO EXHIBITS

(1)  UNDERWRITING AGREEMENT

     Not Applicable.

(2)  PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

     Not Applicable.

(4)  INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

     Not Applicable.

(16) LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

     Not Applicable.

(17) LETTER RE DIRECTOR RESIGNATION

     Not Applicable.

(20) OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

     Not Applicable.

(23) CONSENTS OF EXPERTS AND COUNSEL

     Not Applicable.

(24) POWER OF ATTORNEY

     Not Applicable.

(27) FINANCIAL DATA SCHEDULE

     Not Applicable.

(99) ADDITIONAL EXHIBITS

     Not applicable.


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